MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 21, 2012

TO THE

PROSPECTUS DATED APRIL 30, 2012

LORD ABBETT MID CAP VALUE PORTFOLIO

The following changes are made to the prospectus of Lord Abbett Mid Cap Value Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Lord, Abbett & Co. LLC (“Lord Abbett”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in equity securities of mid-sized companies.

The Portfolio’s investments primarily include the following types of securities and other financial instruments:

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Equity securities, such as common stocks, preferred stocks, convertible securities and equity interests in trusts, partnerships and limited liability companies. The Portfolio may also invest in securities that are tied to the price of stock, such as warrants, rights, and convertible debt securities.

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Mid-sized companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index. As of December 31, 2011, the market capitalizations of companies in the Russell Midcap® Index ranged from $116.71 million to $20.43 billion.

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Value stocks that the portfolio manager believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

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Securities issued by foreign companies and traded primarily on a U.S. securities exchange. These types of securities include American Depositary Receipts (“ADRs”), which are typically issued by a U.S. financial institution (such as a bank) and represent a specified number of shares issued by a foreign company. The Portfolio may also invest up to 10% of its net assets in securities issued by foreign companies that are primarily traded outside of the U.S.

•	Real estate related securities.

In the Portfolio Summary, the following disclosure is added at the end of the section entitled “Primary Risks”:

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

The following disclosure is added at the end of the section entitled “Primary Risks of Investing in the Portfolio”:

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.